                                                               Other Exhibit (b)

THIS EXHIBIT HAS BEEN PREVIOUSLY FILED ON THE SIGNATURE PAGE OF PRE-EFFECTIVE AMENDMENT NO. 4 TO THE REGISTRATION STATEMENT ON FORM N-1A, FILED FEBRUARY 28, 1995.

   POWER OF ATTORNEY

   Each person whose signature appears below on this Amendment to Registration Statement hereby constitutes and appoints Robert S. Reitzes, Stephen A. Bornstein, Frank J. Maresca and Vincent L. Pereira, and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ John D. Knox           President             February 27, 1995
-------------------------  (Principal Executive
John D. Knox               Officer)


/s/ Frank J. Maresca       Vice President        February 27, 1995
-------------------------  and Treasurer
Frank J. Maresca           (Principal Financial
                           and Accounting Officer)


/s/ Peter M. Bren          Trustee               February 27, 1995
-------------------------
Peter M. Bren


/s/ Alan J. Dixon          Trustee               February 27, 1995
-------------------------
Alan J. Dixon


/s/ Peter B. Fox           Trustee               February 27, 1995
-------------------------
Peter B. Fox


/s/ John R. McKernan, Jr.  Trustee               February 27, 1995
-------------------------
John R. McKernan, Jr.

/s/ William Montgoris      Trustee               February 27, 1995
-------------------------
William Montgoris


/s/ M.B. Oglesby, Jr.      Trustee               February 27, 1995
-------------------------
M.B. Oglesby, Jr.


/s/ Robert S. Reitzes      Trustee               February 27, 1995
-------------------------
Robert S. Reitzes

                               POWER OF ATTORNEY

   Each person whose signature appears below on this Amendment to Registration Statement hereby constitutes and appoints Robert S. Reitzes, Stephen A. Bornstein, Frank J. Maresca and Vincent L. Pereira, and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Barry Nix              President             February 27, 1995
-------------------------  (Principal Executive
Barry Nix                  Officer)



/s/ James Fergus McKeon    Treasurer and         February 27, 1995
-------------------------  Secretary
James Fergus McKeon        (Principal Financial
                           and Accounting Officer)


/s/ Robert S. Reitzes      Chairman of the       February 27, 1995
-------------------------  Board and Trustee
Robert S. Reitzes


/s/ John J. Danilovich     Trustee               February 27, 1995
-------------------------
John J. Danilovich


/s/ Vincent Anthony Walsh  Trustee               February 27, 1995
-------------------------
Vincent Anthony Walsh

                                     -iii-